SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K


                                CURRENT REPORT


                                 _____________

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): August 26, 2003



                                MORGAN STANLEY
            (Exact name of registrant as specified in its charter)



                                   Delaware
                (State or other jurisdiction of incorporation)


       1-11758                                           36-3145972
(Commission File Number)                      (IRS Employer Identification No.)


             1585 Broadway
           New York, New York                              10036
(Address of principal executive offices)                 (Zip Code)

                                (212) 761-4000
             (Registrant's telephone number, including area code)


                                Not Applicable
         (Former name or former address, if changed since last report)

Item 5.   Other Events

          Exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File Nos. 333-106789, 333-106789-01 and 333-106789-02)
filed by Morgan Stanley, Morgan Stanley Capital Trust VI and Morgan Stanley Capital Trust VII with the Securities and Exchange Commission. Attached and incorporated herein by reference as Exhibits 8-a and 23-g, respectively, are the opinion and consent of Sidley Austin Brown & Wood LLP delivered in connection with the issuance from time to time by Morgan Stanley of Global Medium-Term Notes, Series C, and Global Units, Series C, attached and incorporated herein by reference as Exhibits 8-b and 23-h, respectively, are the opinion and consent of Sidley Austin Brown & Wood LLP delivered in connection with the issuance from time to time by Morgan Stanley of Global Medium-Term Notes, Series D and Series E, and Global Units, Series D and Series E and attached and incorporated herein by reference as Exhibits 8-c and 23-i, respectively, are the opinion and consent of Sidley Austin Brown & Wood LLP delivered in connection with the issuance from time to time of Morgan Stanley DirectSecurities(SM).

Item 7.              Financial Statements and Exhibits


(c) Exhibits

Exhibit No.         Description

8-a                 Opinion of Sidley Austin Brown & Wood LLP.

8-b                 Opinion of Sidley Austin Brown & Wood LLP.

8-c                 Opinion of Sidley Austin Brown & Wood LLP.

23-g                Consent of Sidley Austin Brown & Wood LLP
                    (included in Exhibit 8-a).

23-h                Consent of Sidley Austin Brown & Wood LLP
                    (included in Exhibit 8-b).

23-i                Consent of Sidley Austin Brown & Wood LLP
                    (included in Exhibit 8-c).




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




                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 MORGAN STANLEY


                                 By:  /s/ Martin M. Cohen
                                      -----------------------------------------
                                      Name:   Martin M. Cohen
                                      Title:  Assistant Secretary and Counsel



Date:  August 27, 2003






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



                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549








                                MORGAN STANLEY








                                   EXHIBITS
                             TO CURRENT REPORT ON
                        FORM 8-K DATED AUGUST 26, 2003














                                                Commission File Number 1-11758

Exhibit No.         Description

8-a                 Opinion of Sidley Austin Brown & Wood LLP.

8-b                 Opinion of Sidley Austin Brown & Wood LLP.

8-c                 Opinion of Sidley Austin Brown & Wood LLP.

23-g                Consent of Sidley Austin Brown & Wood LLP
                    (included in Exhibit 8-a).

23-h                Consent of Sidley Austin Brown & Wood LLP
                    (included in Exhibit 8-b).

23-i                Consent of Sidley Austin Brown & Wood LLP
                    (included in Exhibit 8-c).